UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 11, 2020

Anvi Global Holdings, Inc.

(Exact name of registrant as specified in charter)

Nevada	333-188648	33-1226144
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

1135 Kildaire Farm Road, Suite 319-4

Cary, NC 27511

(Address of principal executive offices and zip code)

(408) 811-4491

(Registrant’s telephone number including area code)

(Former name or former address, if changed since last report)

John B. Lowy, Esq.

645 Fifth Avenue, Suite 400, New York, NY 10022

(212) 371-7799

(Name, Address and Telephone Number of Person Authorized to Receive

Notice and Communications on Behalf of the Person(s) Filing Statement)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 8 – OTHER EVENTS

Item 8.01 Other Events

Inability to timely file Annual Report on Form 10-K for the year ended February 29, 2020 due to circumstances related to COVID-19.

On March 25, 2020, the U.S. Securities and Exchange Commission (the “Commission”) issued Release No 34-88465 (the “Order”) under Section 36 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), which superseded an order under Section 36 (Release No. 34-88318) of the Exchange Act, granting public companies with a 45-day extension to file certain disclosure reports that would otherwise have been due from March 1, 2020 through July 1, 2020. Among other conditions, companies must continue to convey through a current report a summary of why the relief is needed in their particular circumstances for each periodic report that is delayed. Companies that receive an extension on filing Exchange Act annual reports or quarterly reports pursuant to the Order will be considered to have a due date 45 days after the filing deadline for the report. As such, those companies will be permitted to rely on Rule 12b-25 if they are unable to file the required reports on or before the extended due date. The purpose of this Current Report on Form 8-K is to comply with these conditions under the Order.

The preparation of the Company’s Annual Report including the preparation of financial statements and completion of the auditing process has been delayed. Our operations are distributed in different regions like African, and travel has been severely restricted, resulting in disruptions to work, communications, and access to files. As a result of the COVID-19 epidemic, management’s full efforts have been focused on operating its business, evaluating available funding and working with its business associates. As such, the Company will be unable to complete the preparation of the Company’s financial statements and the Form 10-K until after June 13, 2020.  Accordingly, on May 27, 2020, the Company filed a Form 12b-25 Notification of Late Filing providing that the Annual Report will be filed on or before the 15th calendar day following the prescribed due date.

The Company will be unable to timely file its Form 10-K Annual Report for the period ended February 29, 2020, which is due on June 13, 2020. The Company, in reliance upon the Order, expects that it will be able to file its Annual report within 45 days of the due date of the report.

Risk Factors

We face business disruption and related risks resulting from the recent outbreak of the novel coronavirus 2019 (“COVID-19”), which has had material adverse effects on our business.

The continued spread of COVID-19 has led to severe disruption and volatility in the global capital markets, which we believe has increased our cost of capital and adversely affected our ability to access the capital markets. An overall decline in the current domestic and worldwide economic outlook caused by COVID-19 has resulted in uncertainty as to whether we will be able to raise financing through the sale of our common shares. We may have to seek financing through other methods. We can provide no assurance that financing will be available to us on commercially acceptable terms or at all. We can provide no assurance that we will succeed in our efforts to finance our business and operations.

Our business is dependent on our ability to raise funds to support operations. Our business has experienced disruptions and been adversely affected by the recent outbreak of COVID-19. As a result of COVID-19, our planned business operations have been negatively impacted. If the situation persists for a considerable time, it will have detrimental effects on our operations.

The outbreak of COVID-19 has significantly increased economic uncertainty. In addition, public and private sector policies and initiatives to reduce the transmission of COVID-19, such as the imposition of travel restrictions and the adoption of remote working, have impacted our business and operations.

The COVID-19 has impacted our ability to complete our audited financial statements and raise funds for our operations. In light of changing trends and the overall economic outlook, we expect COVID-19 to negatively impact our future operating results and near-and-long-term financial condition. Due to the speed with which the situation is developing and the uncertainty of its duration and the timing of recovery, we are not able at this time to predict the extent to which the COVID-19 pandemic may have a material effect on our financial or operational results.

Safe Harbor

To the extent that statements in this report are not historical facts, they are forward-looking statements reflecting the current beliefs and expectations of management made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Words such as “aim,” “may,” “will,” “expect,” “anticipate,” “estimate,” “intend,” and similar expressions (as well as other words or expressions referencing future events, conditions or circumstances) are intended to identify forward-looking statements. Examples of forward-looking statements made in this report include, without limitation, that the Company will file its Form 10-K by May 14, 2020, the Company may obtain the required licenses and testing, and the stated areas of business will be suspended for 30 to 90 days. Forward-looking statements made in this release involve substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by the forward-looking statements, and we, therefore cannot assure you that our plans, intentions, expectations or strategies will be attained or achieved. Such risks and uncertainties include, without limitation, whether we can obtain and maintain the required government licenses for our operations, the outcome of laboratory testing on our products, the quality of our product and the volume and price of future sales, if any, and those risks and uncertainties set forth in our prospectus on Form 424B3 filed on September 18, 2019 and our other SEC filings. We assume no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

The above information is not an admission as to the materiality of any information therein. The Company undertakes no duty or obligation to update or revise the information contained in this report, although it may do so from time to time as its management believes is appropriate. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 11, 2020

	By:	/s/ Ram Mohan R. Busa
	Name:	Ram Mohan R. Busa
	Title:	Chief Executive Officer